UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by Registrant	X

Filed by Party other than Registrant

Check the appropriate box:

	Preliminary Proxy Statement	Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

X	Definitive Proxy Statement	Definitive Additional Materials

Soliciting Materials Pursuant to §240.14a-12

NORTH PENN BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X	No fee required.

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$_____ per share as determined under Rule 0-11 under the Exchange Act.
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216 Adams Avenue

Scranton, Pennsylvania 18503-1692

April 9, 2007

Dear Fellow Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of North Penn Bancorp, Inc.  The meeting will be held at the Radisson Lackawanna Station Hotel Scranton, 700 Lackawanna Avenue, Scranton, Pennsylvania 18503, on Thursday, May 24, 2007 at 9:00 a.m., local time.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting.  During the meeting, we will also report on the operations of the Company.  Directors and officers of the Company, as well as representatives of McGrail Merkel Quinn & Associates, North Penn Bancorp, Inc.’s independent registered accounting firm, will be present at the annual meeting to respond to appropriate questions of our shareholders.

The Board of Directors of North Penn Bancorp, Inc. has determined that the matters to be considered at the annual meeting are in the best interest of North Penn Bancorp, Inc. and its shareholders.  It is important that your shares are represented at this meeting, whether or not you attend in person and regardless of the number of shares you own.  Therefore, to make sure that your shares are represented, please sign and return the enclosed proxy card promptly.  If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

On behalf of the Board of Directors and all of the employees of North Penn Bancorp, Inc. and North Penn Bank, I thank you for your continued interest and support.

Sincerely yours,

Frederick L. Hickman
President and Chief Executive Officer

NORTH PENN BANCORP, INC.

216 Adams Avenue

Scranton, Pennsylvania 18503-1692

(570) 344-6113

_________________________

NOTICE OF 2007 ANNUAL MEETING OF SHAREHOLDERS

__________________________

TIME AND DATE

9:00 a.m., local time, on Thursday, May 24, 2007

PLACE

Radisson Lackawanna Station Hotel Scranton, 700 Lackawanna Avenue, Scranton, Pennsylvania  18503

ITEMS OF BUSINESS

1.

To elect three Class III directors to serve for three-year terms and one Class I director to serve for a one-year term until their successors are duly elected and qualified;

2.

To ratify the appointment of McGrail Merkel Quinn & Associates as Independent Registered Accounting Firm for the Company for the fiscal year ending December 31, 2007; and

3.

To transact such other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting.  The Board of Directors is not aware of any other business to come before the annual meeting.

RECORD DATE

In order to vote, you must have been a stockholder at the close of business on March 26, 2007.

PROXY VOTING

It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card or voting instruction card sent to you.  Voting instructions are printed on your proxy card.  You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.

NOTE:  Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy or voting instruction card.  The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum.  A self-addressed envelope is enclosed for your convenience.  No postage is required if mailed in the United States.

BY ORDER OF THE BOARD OF DIRECTORS,

Frank H. Mechler
Secretary

April 9, 2007

Scranton, Pennsylvania

_____________________________________________________________________________________________

PROXY STATEMENT

OF

NORTH PENN BANCORP, INC.

_____________________________________________________________________________________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of North Penn Bancorp, Inc. (the “Company”), a Pennsylvania business corporation headquartered at 216 Adams Avenue, Scranton, Pennsylvania 18503-1692, to be used at the annual meeting of shareholders.  The Annual Meeting will be held at the Radisson Lackawanna Station Hotel Scranton, 700 Lackawanna Avenue, Scranton, Pennsylvania 18503, on Thursday, May 24, 2007 at 9:00 a.m., local time.  This Proxy Statement and the enclosed proxy card are being first mailed on or about April 9, 2007 to shareholders of record as of March 26, 2007.

GENERAL INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your North Penn Bancorp, Inc. common stock only if the records of the Company show that you held your shares as of the close of business on March 26, 2007.  As of the close of business on March 26, 2007, a total of 1,443,555 shares of common stock were outstanding, including 778,415 shares of common stock held by North Penn Mutual Holding Company and 28,277 shares held by the North Penn Charitable Foundation.  Each share of common stock has one vote.  Record owners of the Company’s outstanding common stock, other than North Penn Mutual Holding Company, who beneficially own, either directly or indirectly, in excess of 10% of the then-outstanding shares, are not entitled to vote the shares held in excess of the 10% limit.

Vote by North Penn Mutual Holding Company

North Penn Mutual Holding Company, the mutual holding company for North Penn Bancorp, Inc., owns 53.9% of the outstanding shares of common stock of North Penn Bancorp, Inc. as of March 26, 2007.  All shares of common stock owned by North Penn Mutual Holding Company will be voted in accordance with the instructions of the Board of Directors of North Penn Mutual Holding Company, the members of which are identical to the members of the Board of Directors of North Penn Bancorp, Inc.  North Penn Mutual Holding Company is expected to vote such shares “FOR” each nominee for election as a director and “FOR” each other proposal.

Attending the Meeting

If you are the beneficial owner of North Penn Bancorp, Inc. common stock held by a broker, bank or other nominee (i.e., in “street name”), you will need proof of your ownership of such stock to be admitted to the meeting.  A recent brokerage statement or letter from a bank or broker are examples of proof of ownership.  If you want to vote your shares of common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

Quorum and Vote Required

General.  The annual meeting will be held only if there is a quorum.  A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting in person or by proxy.  If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting.  Broker non-votes also will be counted for purposes of determining the existence of a quorum.  A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Election of Directors. At this year’s annual meeting, shareholders will elect three directors to serve three-year terms and one director to serve a one-year term.  In voting for the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees or withhold votes as to specific nominees.  There is no cumulative voting for the election of directors.  Directors must be elected by a plurality of the votes cast at the annual meeting.  The term “plurality” means that the three nominees for Class III director receiving the largest number of votes cast will be elected to serve as Class III directors and the one nominee for Class I director receiving the largest number votes cast will be elected to serve as a Class I director.  Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

Ratification of Independent Registered Accounting Firm.  In voting for the ratification of the appointment of McGrail Merkel Quinn & Associates as independent registered accounting firm, you may vote in favor of the proposal, against the proposal or abstain from voting.  This proposal will be decided by the affirmative vote of a majority of the votes cast at the annual meeting by all shareholders entitled to vote thereon, assuming a quorum is present.  On this matter, abstentions and broker non-votes will have no effect on the voting.

Voting By Proxy

The Board of Directors is sending you this Proxy Statement for the purpose of requesting that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card.  All shares of common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card.  If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

•

“FOR” THE ELECTION OF ITS NOMINEES FOR CLASS III DIRECTORS; AND

•

“FOR” RATIFICATION OF MCGRAIL MERKEL QUINN & ASSOCIATES AS INDEPENDENT REGISTERED ACCOUNTING FIRM.

If any matter not described in this Proxy Statement is properly presented at the annual meeting, the persons named on the proxy card will use their own best judgment to determine how to vote your shares.  The Company does not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting.  To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person.  Attendance at the annual meeting will not in itself constitute revocation of your proxy.

If your common stock is held in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted.  Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet.  Please see the instruction form provided by your broker, bank or other nominee that accompanies this Proxy Statement.

IF YOU HAVE ANY QUESTIONS ABOUT VOTING, PLEASE CONTACT, BRIDGET ORUE AT (570) 344-6113.

Participants in the North Penn Bank Employee Stock Ownership Plan and the North Penn Bancorp, Inc. Stock Fund through the North Penn Bank Employees’ Savings and Profit Sharing Plan and Trust

If you participate in the North Penn Bank Employee Stock Ownership Plan (the “ESOP”) or if you hold shares through the North Penn Bancorp, Inc. Stock Fund of the North Penn Bank Employees’ Savings and Profit Sharing Plan and Trust (the “401(k) Plan”), you will receive a voting instruction form for each plan that reflects all shares you may direct the trustees to vote on your behalf under the plans.

ESOP.  Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account.  The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions.

401(k) Plan.  Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the shares in the North Penn Bancorp, Inc. Stock Fund credited to his or her account.  The trustee, subject to its fiduciary duties, will vote all shares for which no directions are given or for which instructions were not timely received in the same proportion as shares for which the trustee received voting instructions.

Voting Instructions Deadline.  The deadline for returning your voting instructions to each plan’s trustee is May 17, 2007.

CORPORATE GOVERNANCE

General

North Penn Bancorp, Inc. periodically reviews and revises its corporate governance policies and procedures to ensure that it meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern its operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Corporate Governance Policies and Procedures

The Company has adopted a corporate governance policy, a copy of which is posted on the Company’s website at www.northpennbank.com, to govern certain activities, including:

         (1)   the duties and responsibilities of each director;

         (2)   the composition, responsibilities and operation of the Board of Directors;

         (3)   the establishment and operation of board committees;

         (4)   succession planning;

         (5)   appointing an independent lead director and convening executive sessions of independent directors;

         (6)   the Board of Directors’ interaction with management and third parties; and

         (7)   the evaluation of the performance of the Board of Directors and of the chief executive officer.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct, a copy of which is posted on the Company’s website at www.northpennbank.com, which is designed to ensure that the Company’s directors, executive officers and employees meet the highest standards of ethical conduct.  The Code of Ethics and Business Conduct requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest.  Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code.

As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters.  These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner.  The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code.

Nominating and Corporate Governance Committee Procedures

It is the policy of the Nominating and Corporate Governance Committee of the Board of Directors of the Company to consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders

To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee in care of the Secretary, at the main office of the Company:

1.

The name, age, business address and residence address of the person recommended as a director candidate;

2.

The principal occupation or employment of the person recommended as a director candidate;

3.

All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

4.

The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

5.

As to the person making the recommendation, the name and address, as they appear on the Company’s books, of such person; provided, however, that if the person is not a registered holder of the Company’s common stock, the person should submit his or her name and address along with a current written statement from the record holder of the shares that reflects the recommending person’s beneficial ownership of the Company’s common stock; and

6.

A statement disclosing whether the person making the recommendation is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s Annual Meeting of Shareholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days prior to the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Minimum Qualifications

The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors.  A candidate must first meet the eligibility requirements set forth in the Company’s bylaws, which include a requirement that the candidate live within 50 miles of the main office of North Penn Bank (the “Bank”), own at least 1,000 shares of Company common stock, be less than 75 years of age, not be a management official of another depository institution and not have been subject to certain criminal or regulatory actions. Current directors are exempt from the age limitation for board service.  A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

The Nominating and Corporate Governance Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its shareholders; independence; and any other factors the Nominating and Corporate Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Process for Identifying and Evaluating Nominees

The process that the Nominating and Corporate Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

Identification.  For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of the committee and other members of the Board of Directors as well as its knowledge of members of the Bank’s local communities. The Nominating and Corporate Governance Committee will also consider director candidates recommended by shareholders in accordance with the policies and procedures set forth above. The Nominating and Corporate Governance Committee has not previously used an independent search firm in identifying nominees.

Evaluation.  In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and may interview the candidate.

Meetings of the Board of Directors

The Company and the Bank conduct business through meetings and activities of their Boards of Directors and their committees.  During the year ended December 31, 2006, the Boards of Directors of the Company and the Bank held 2 and 14 meetings, respectively.  No director attended fewer than 75% of the aggregate of total meetings of the Company’s and the Bank’s respective Board of Directors and the committees on which such director served.

Committees of the Board of Directors

Audit Committee.  The Company maintains a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The Audit Committee, consisting of Messrs. Lamont (Chairman) and Kneller, and Ms. McGregor oversees the Company's accounting and financial reporting processes.  It meets periodically with the independent registered accounting firm, management and the internal auditors to review accounting, auditing, internal control structure and financial reporting matters. During 2006, the Audit Committee met 6 times. Each member of the Audit Committee is independent in accordance with the listing standards of The Nasdaq Stock Market (“Nasdaq”). The Audit Committee does not have an “audit committee financial expert.”  The Board of Directors believes that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the committee.  The committee has the authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.  The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is posted on the Company’s website at www.northpennbank.com.

Compensation Committee. The Company maintains a standing Compensation Committee.  The Compensation Committee, consisting of Messrs. Kneller, Reid and Lamont, is responsible for human resource policies, salaries and benefits, incentive compensation, executive development and management succession planning.  It also deals with policies relating to nondiscriminatory employment practices, including those related to hiring, compensation and promotion.  The Compensation Committee reviews all compensation components for the Company’s Chief Executive Officer (“CEO”), including annual salary, bonus, stock options and other direct and indirect benefits, as well as reviews the Company’s executive and employee compensation programs, and director compensation.  In setting appropriate compensation for the CEO, the Committee considers the performance of the Company, shareholder return, the level of salary, bonus, stock options and other benefits provided to CEOs of comparable companies, and the level of compensation provided to the CEO in recent years.  In setting executive compensation, the Committee seeks to ensure that a significant portion of compensation is connected to the long-term interest of the shareholders.  In its oversight of employee compensation programs, prior to making recommendations to the Board, the Committee reviews recommendations from the CEO and Human Resources Manager.  Decisions by the Compensation Committee with respect to the compensation levels are approved by the full Board of Directors.  During 2006 the Compensation Committee met 3 times.  Each member of the Compensation Committee is independent in accordance with the listing standards of Nasdaq. The Compensation Committee acts under a written charter, a copy of which is posted on the Company’s website at www.northpennbank.com.

Nominating and Corporate Governance Committee. The Company maintains a standing Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee, consisting of Messrs. Reid (Chairman) and Lamont, and Ms. McGregor takes a leadership role in shaping governance policies and practices, including recommending to the Board of Directors the corporate governance policies and guidelines that should be adopted by the Company and monitoring compliance with these policies and guidelines. In addition, the Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become Board members, considering the candidates recommended by shareholders for Board membership, and recommending to the Board the director nominees for election at the next annual meeting of shareholders. It manages the Board’s annual review of its performance and recommends director candidates for each committee for appointment by the Board.  During 2006 the Nominating and Corporate Governance Committee met 2 times.  Each member of the Nominating and Corporate Governance Committee is independent in accordance with the listing standards of Nasdaq.  The Nominating and Corporate Governance Committee acts under a written charter adopted by the Board of Directors.  The Nominating and Corporate Committee acts under a written charter, a copy of which is posted on the Company’s website at www.northpennbank.com.

Attendance at the Annual Meeting

The Company expects its directors to attend annual meetings of shareholders.  All directors attended the 2006 Annual Meeting of Shareholders.

Directors’ Compensation

The following table sets forth the compensation received by non-employee directors for their service on our Board of Directors during 2006.

Name	Fees Earned or Paid in Cash
Gordon S. Florey	$ 9,900
Herbert C. Kneller	12,100
Kevin M. Lamont	14,100
Frank H. Mechler	12,100
James W. Reid	10,100
Otto P. Robinson	9,700
David Samuel	11,900
John Schumacher	15,100

Cash Retainer and Meeting Fees for Directors.  The following table sets forth the applicable retainers and fees that will be paid to our non-employee directors for their service on our Board of Directors during 2007.

Monthly Retainer

$375

Board Meeting Fees

$400

Board Meeting Fees (Chairman only)

$650

Committee Meeting Fees

$200

STOCK OWNERSHIP

The following table sets forth, as of March 26, 2007, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than 5% of the Company’s outstanding common stock, the number of shares beneficially owned by such person and the percentage of the Company’s outstanding common stock so owned.

Name and Address	Number of Shares Beneficially Owned	Percent of Outstanding Common Stock Beneficially Owned
North Penn Mutual Holding Company 216 Adams Avenue Scranton PA 18503-1692	778,415	53.9%

The following table sets forth the information concerning the number of shares and percentage of Company common stock beneficially owned, as of March 26, 2007, by each present director, nominee for director, executive officer named in the compensation table set forth elsewhere herein and by all directors and executive officers as a group.

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent of Class(2)
Thomas A. Byrne	2,068	(3)	*
Thomas J. Dziak	6,381	(4)	*
Gordon S. Florey	2,000	(5)	*
Frederick L. Hickman	10,980	(6)	*
Herbert C. Kneller	1,200		*
Frank H. Mechler	5,000	(7)	*
James W. Reid	2,000		*
Otto P. Robinson	2,500		*
David Samuel	5,000		*
Kevin M. Lamont	53,000	(8)	3.67%

Executive Officers, Directors and Nominees for Director as a Group (11 persons)	90,129		6.24%

__________________________

* Less than 1%.

(1)

The securities “beneficially owned” by an individual are determined in accordance with the definitions of “beneficial ownership” set forth in the general rules and regulations of the Securities and Exchange Commission and may include securities owned by or for the individual’s spouse and minor children and any other relative who has the same home, as well as, securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days after March 26, 2007.  Beneficial ownership may be disclaimed as to certain of the securities.

(2)

Based on 1,443,555 shares of the Company’s common stock outstanding and entitled to vote as of March 26, 2007.

(3)

Includes 1,709 shares owned by Mr. Byrne held in 401(k) Plan and 359 shares allocated under the ESOP.

(4)

Includes 4,000 shares owned by Mr. Dziak held in IRA, 2,011 shares held in 401(k) Plan and 370 shares allocated under the ESOP.

(5)

Shares owned by Mr. Florey held in IRA.

(6)

Includes 4,856 shares owned by Mr. Hickman held in 401(k) Plan, 647 shares allocated under the ESOP, 100 shares owned by Mr. Hickman’s wife, 100 shares held by Mr. Hickman as custodian for his son and 100 shares held by Mr. Hickman as custodian for his daughter.

(7)

Shares owned by Mr. Mechler as trustee for Judith Mechler Trust.

(8)

Includes 10,000 shares held by Mr. Lamont in Lamont Development Company, Inc.

PROPOSAL 1. ELECTION OF DIRECTORS

The Board of Directors consists of nine members.  All of the members of the Board of Directors are independent under the listing standards of Nasdaq, except for Frederick L. Hickman, who is employed as the president and chief executive officer.  In assessing the independence of our directors, the Board of Directors considered the business relationships between the Company and our directors or their affiliated businesses, other than ordinary banking relationships.  Where business relationships other than ordinary banking relationships existed, the Board determined that none of the relationships between the Company and their affiliated businesses impair the directors’ independence because the amounts involved are immaterial to the directors to or to those businesses when compared to their annual income or gross revenues.  The business relationship between the Company and our directors or the directors’ affiliated companies that were considered by the Board was:  the law firm of Oliver, Price & Rhodes, of which James W. Reid is a partner, provided legal services to the Company. The Board is divided into three classes, as nearly equal in number as possible, and known as Class I, Class II and Class III.  The Class III directors elected at this annual meeting will serve for three-year terms. The Class I and Class II directors will continue to serve for one and two years, respectively, in order to complete their three-year terms.

The Board of Directors has nominated Frederick L. Hickman, Kevin M. Lamont, and Otto P. Robinson, Esq. for election as Class III directors to hold office for three-year terms to expire at the 2010 Annual Meeting of Shareholders or when their successors are duly elected and qualified.  The Board of Directors has nominated Virginia D. McGregor for election as a Class I director to hold office for a one-year term to expire at the 2008 Annual Meeting of Shareholders or when her successor is duly elected and qualified. Directors Hickman, Lamont, Robinson and McGregor are currently directors of the Company, North Penn Mutual Holding Company and the Bank.  The Board of Directors appointed Virginia D. McGregor as a director in February 2007 to fill the vacancy created by the death of John Schumacher, Jr.  Ms. McGregor was introduced to the Company by corporate counsel to the Company.

Unless you indicate on your proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of all of the Board’s nominees.  If any nominee is unable to serve, the persons named on the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors.  At this time, the Board of Directors knows of no reason why any nominees might be unable to serve.

The Board of Directors recommends that you vote “FOR” the election of its Nominees.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below.

Nominees for Election as Class III Directors – Terms Expire in 2010

Name	Age as of March 26, 2007	Principal Occupation for Past Five Years	Director Since Company (Bank)	Directorship of Other Public Companies
Frederick L. Hickman	51

President and Chief Executive Officer of North Penn Bancorp, Inc., North Penn Mutual Holding Company and North Penn Bank. Prior to joining North Penn Bank in 2000, Mr. Hickman served as President and Chief Executive Officer of Union National Bank of Mount Carmel.

			2005 (2000)	None
Kevin M. Lamont	48	President of Millennium Health Services, Inc. and President of Lamont Development Company, Inc.	2005 (2004)	None
Otto P. Robinson, Esq.	68	Retired. Prior to his retirement, he served as President, Director and General Counsel of Penn Security Bank & Trust Co.	2005 (1975)	Penseco Financial Services, Corp.

Nominees for Election as Class I Directors – Term Expires in 2008

Name	Age as of March 26, 2007	Principal Occupation for Past Five Years	Director Since Company (Bank)	Directorship of Other Public Companies
Virginia D. McGregor	44	Member, Board of Directors of Community Medical Center, Scranton, PA since January 2006.	2007	None

Continuing Class II Directors – Terms Expire in 2009

Name	Age as of March 26, 2007	Principal Occupation for Past Five Years	Director Since Company (Bank)	Directorship of Other Public Companies
Herbert C. Kneller	62	Project Engineer for Hanson Aggregates Pennsylvania, Inc.	2005 (1975)	None
Frank H. Mechler	87	Retired. Prior to his retirement, Mr. Mechler served as the President and Secretary of North Penn Bank. Mr. Mechler serves as Secretary of North Penn Bank.	2005 (1979)	None
David Samuel	80	Retired. Prior to his retirement, Mr. Samuel owned Samuel Fuel Oil.	2005 (1975)	None

Continuing Class I Directors – Terms Expire in 2008

Name	Age as of March 26, 2007	Principal Occupation for Past Five Years	Director Since Company (Bank)	Directorship of Other Public Companies
Gordon S. Florey	81	Retired.	2005 (1979)	None
James W. Reid, Esq.	55	Partner in the law firm of Oliver Price & Rhodes.	2005 (2001)	None

Executive Officers Who Are Not Directors

Name	Age as of March 26, 2007	Principal Occupation for Past Five Years
Thomas J. Dziak	51

Executive Vice President of North Penn Mutual Holding Company and North Penn Bancorp. Prior to joining North Penn Bank in February of 2001, Mr. Dziak served as a vice president and loan officer at LA Bank, NA.

Thomas A. Byrne	46

Senior Vice President of North Penn Mutual Holding Company and North Penn Bancorp. Prior to joining North Penn Bank in January of 2005, Mr. Byrne served as a vice president and commercial loan officer at Community Bank & Trust.

Glenn J. Clark	34	Assistant Vice President and Controller of North Penn Bancorp and North Penn Bank.

PROPOSAL 2. RATIFICATION OF

INDEPENDENT REGISTERED ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed McGrail Merkel Quinn & Associates to be the Company’s independent registered accounting firm for the 2007 fiscal year.  McGrail Merkel Quinn & Associates served as the Company’s independent registered accounting firm for the fiscal year ended December 31, 2006.  A representative of McGrail Merkel Quinn & Associates will be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

The Board of Directors recommends that you vote “FOR” ratification of the appointment of McGrail Merkel Quinn & Associates as the Company’s independent registered accounting firm for fiscal year 2007.

Audit Fees

The following table sets forth the fees billed to the Company for the fiscal year ending December 31, 2006 and billed to the Bank for the fiscal year ended December 31, 2005 by McGrail Merkel Quinn & Associates:

	2006	2005
Audit Fees (1)	$45,700	$43,950
Audit-Related Fees	0	0
Tax Fees (2)	8,500	5,500
All Other Fees	0	0
TOTAL	$54,200	$49,450

__________________________

(1)

Audit Fees consist of fees for professional services rendered for the audit of the Company’s financial statements and review of financial statements included in the Company’s quarterly reports and services normally provided by the independent registered accounting firm in connection with statutory and regulatory filings or engagements.

(2)

Tax Fees consist of compliance fees for the preparation of original tax returns.  Tax service fees also include fees relating to other tax advice, tax consulting and planning.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Accounting Firm

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered accounting firm.  Such approval process ensures that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

In addition, the Audit Committee has established a process regarding pre-approval of audit and permissible non-audit services provided by the independent registered accounting firm. Management’s requests that particular services by the independent registered accounting firm be pre-approved under the auditor services policy must be specific as to the particular services to be provided.

During the year ended December 31, 2006, all audit and non-audit services were approved, in advance, by the Audit Committee in compliance with these procedures.

Report of the Audit Committee

The Company’s management is responsible for the Company’s internal controls and financial reporting process.  The independent registered accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles.  The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management, the internal auditor and the independent registered accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered accounting firm. The Audit Committee discussed with the independent registered accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), of the Auditing Standards Board of the American Institute of Certified Public Accountants adopted by the Public Company Accounting Oversight Board in Rule 3200T including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) as adopted by the Public Company Accounting Oversight Board in Rule 3600T and has discussed with the independent registered accounting firm the auditor’s independence from the Company and its management. In concluding that the auditor is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditor were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered accounting firm, with and without management and the internal auditor presents, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered accounting firm who, in their report, express an opinion on the conformity of the Company's financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company's independent registered accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006 for filing with the Securities and Exchange Commission. The Audit Committee also has appointed, subject to shareholder ratification, the Company’s independent registered accounting firm.

Audit Committee:

Kevin M. Lamont  (Chairman)

Herbert C. Kneller

Virginia McGregor

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for the Company’s principal executive officer and its other two most highly compensated executive officers who were serving as executive officers on December 31, 2006 (the “Named Executive Officers”) for services in all capacities to the Company and its subsidiaries.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($) (4)
Frederick L. Hickman President & CEO	2006	160,176	24,000	836	2,123	15,280	$202,415
Thomas J. Dziak Executive Vice President	2006	88,926	18,100	697	1,351	8,553	$117,627
Thomas A. Byrne Senior Vice President	2006	91,400	20,500	697	965	8,675	$122,237

__________________________

(1)

Reflects the amount recognized for financial statement reporting purposes in accordance with FAS 123(R).  For further information on the assumptions used to value the awards, see Note 10 to the Notes to the Financial Statements contained in the Company’s Annual Report on Form 10-KSB.

(2)

Reflects the amount recognized for financial statement reporting purposes in accordance with FAS 123(R) for 11,000, 7,000, and 5,000 options in 2006 for Messrs. Hickman, Dziak and Byrne, respectively, based upon a fair value of each option of $3.86, using the Black-Scholes option pricing model.  The assumptions used in the valuation of the options were as follows:  dividend yield, 0.29%; expected volatility, 3.76%; risk-free rate, 4.76%; and expected life in years of 10 years.

(3)

Includes employer 401(K) plan contributions of $4,808, $2,218 and $2,090, ESOP allocations of $9,549, $5,549 and $5,802, and employer-paid life insurance premiums of $923, $786 and $783 for Messrs. Hickman, Dziak and Byrne, respectively.

Employment Agreements.  On June 1, 2005, the Company and the Bank entered into amended and restated employment agreements with Frederick L. Hickman and Thomas J. Dziak. The Company and the Bank also entered into an employment agreement with Thomas A. Byrne on the same date.  The employment agreements are intended to help the Company and the Bank maintain a stable and competent management base.  Messrs. Hickman, Dziak and Byrne are also referred to as the “executive” or the “executives” below.

The employment agreements with Messrs. Hickman and Dziak provide for a three-year term, while Mr. Byrne entered into an employment agreement for a two-year term.  The Board of Directors annually reviews the employment agreements and may renew the terms of the agreements for an additional year and adjust the executives’ base salaries based upon the results of its review.  The current base salaries for Messrs. Hickman, Dziak and Byrne are $160,680, $88,910 and $88,375, respectively.  In addition to base salaries, the employment agreements provide for bonus payments, benefit plan participation, perquisites and business expense reimbursement.

The employment agreements enable the Company and the Bank to terminate the executives’ employment for cause, as defined in the employment agreements, at any time.  No severance payments or benefits are provided under the employment agreements upon termination for cause.  If the Company or the Bank terminates the executive’s employment for reasons other than for cause, or if the executive resigns from the Company or the Bank under specified circumstances that constitute constructive termination, the executive or, if he dies, his beneficiary, receives an amount equal to his base salary for the remaining term of the agreement, plus his average bonus paid over the term of the employment agreement and the contributions that would have been made on his behalf to any employee benefit plans of the Company and the Bank during the remaining term of the employment agreement. The Bank also provides continued life, medical and dental coverage for the remaining term of the employment agreements.

Under the employment agreements, the executives also receive severance payments and benefits if they voluntarily (upon the occurrence of specific circumstances discussed in the agreements) or involuntarily terminate employment following a change in control of the Company or the Bank.  Upon such termination, Messrs. Hickman and Dziak, or their beneficiaries, if they die prior to receipt of payment, receive severance equal to 2.99 times their average annual compensation for the five (5) preceding years of employment (or their period of employment, if less than five (5) years). Mr. Byrne’s employment agreement provides for a change in control severance benefit equal to two (2) times his average annual compensation over the five (5) preceding years (or his period of employment, if less than five (5) years).  The Bank also continues the executives’ life, medical, and dental coverage for 36 months following termination of employment in connection with a change in control.

Section 280G of the Internal Revenue Code provides that payments related to a change in control that equal or exceed three (3) times the individual’s base amount (defined as average annual taxable compensation over the five (5) preceding calendar years) constitute “excess parachute payments.” Individuals who receive excess parachute payments are subject to a 20% excise tax on the amount that exceeds the base amount, and the employer may not deduct such amounts. The employment agreements limit payments made to the executives in connection with a change in control to amounts that will not exceed their Section 280G limits.

The Company and the Bank have agreed to pay or reimburse the executives for their reasonable costs and legal fees associated with any dispute or question of interpretation relating to the employment agreements, provided the executives are successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also require the Company and the Bank to indemnify the executives to the fullest extent legally allowable.   The executives have agreed not to compete with the Company or the Bank for one year following their termination of employment, other than in connection with a change in control.

Supplemental Executive Retirement Plan.  North Penn Bank has entered into supplemental executive retirement agreements with Frederick L. Hickman, Thomas J. Dziak and Thomas A. Byrne.  Under these agreements, upon their separation from service on or after the normal retirement age of 65, Messrs. Hickman, Dziak and Byrne will receive benefits of $83,000, $46,000 and $43,000 per year, respectively, for 10 years.  Upon early termination of employment or termination due to disability, the executive receives a reduced benefit equal to 100% of the accrued balance under the plan as of the date of termination, payable 90 days following termination, in the case of early termination, or 90 days following the participant’s attainment of age 65, in the case of disability.  If the executive dies while in service, his beneficiary will receive a lump sum actuarial equivalent pre-retirement benefit in lieu of the normal retirement benefit.  Upon a change in control, the executive receives an annual benefit, commencing at age 65, determined by vesting the executive in the present value of the normal retirement benefit using a 4% discount rate.  No benefits are payable under the supplemental executive retirement agreements following termination for cause.   In addition, in consideration for the benefits provided under the agreements, the executives agree not to engage in competitive business activities while employed by North Penn Bank and for two years following termination of employment for any reason other than a change in control.

Benefit Plans

Defined Benefit Pension Plan.  The Bank participates in the Pentegra Defined Benefit Plan for Financial Institutions, which provides retirement benefits for eligible employees.  Employees are eligible to participate in the plan upon the completion of one year of service and attainment of age 21.  The formula for the annual normal retirement benefit payable under the plan after age 65 is 2.0%, multiplied by  years of benefit service (as defined under the plan), multiplied by the average of the participant’s highest five (5) years of salary. Participants may also receive a reduced early retirement benefit upon retirement after age 55 but prior to age 65.  Participants generally vest in their pension plan benefits at the rate of 20% following completion of two years of service and 20% per year thereafter, becoming 100% vested upon completion of six years of service.  Participants are 100% vested at age 65, however, regardless of completed years of service.  Benefits paid under the plan are not reduced for social security benefits that become payable to participants.  As of December 31, 2006, Messrs. Hickman, Dziak and Byrne had 6, 5.92 and 1 year of benefit service, respectively, under the plan.

401(k) Plan.  Effective June 1, 2005, the Bank established the North Penn Bank Employees’ Savings and Profit Sharing Plan and Trust, a tax-qualified defined contribution plan.  Participants become eligible to participate in the plan on the first day of the month following their completion of one year of service.  Eligible employees may contribute up to 20% of their compensation to the plan on a pre-tax basis, subject to certain compensation limitations imposed on tax-qualified plans under the Internal Revenue Code of 1986, as amended.  Under the plan, North Penn Bank makes matching contributions to participants’ accounts equal to 50% of the amount deferred, up to a maximum of 6% of each participant’s compensation.  The Bank may also make discretionary profit-sharing contributions to the accounts of participants.  Participants are always 100% vested in their salary deferrals; participants vest in North Penn Bank’s matching and profit-sharing contributions at the rate of 100% upon the completion of three years of service; participants are 0% vested prior to completing three years of service.

Employee Stock Ownership Plan.  North Penn Bank sponsors an employee stock ownership plan for eligible employees of the Bank. Eligible employees who were 21 years old and employed by the Bank on June 1, 2005, the closing date of the reorganization and minority stock offering, began participating in the plan as of that date.  New employees of the Bank after that date who are 21 years old and complete at least twelve months of service with the Bank are eligible to participate in the employee stock ownership plan as of the January or July 1st following their completion of the plan’s eligibility requirements.

In connection with the minority stock offering, an independent trustee purchased 53,211 shares of common stock on behalf of the ESOP, using the proceeds of a $532,110 loan from the Company for this purpose.  The Bank repays the outstanding loan by making contributions to the employee stock ownership plan and through dividends paid on common stock held by the plan over the 10-year loan term.   As the Bank repays the loan, participants receive annual allocations of Company common stock based on their proportional compensation.

Participants vest in employee stock ownership plan benefits at the rate of 20% per year upon the completion of three (3) years of service, and at the rate of 20% per year thereafter, becoming fully vested upon the completion of seven (7) years of service.  Participants also become fully vested automatically upon death or disability, a change in control or termination of the employee stock ownership plan. Participants generally receive their benefits upon separation from service.  The plan reallocates any unvested shares forfeited upon a participant’s termination of employment among the remaining plan participants.

Participants may direct the plan trustee regarding how to vote common stock credited to their accounts. The trustee will vote all allocated shares held in the employee stock ownership plan as instructed by the plan participants and will vote unallocated shares and allocated shares for which it receives no instructions in the same ratio as those shares for which instructions are given, subject to its overall fiduciary responsibilities to plan participants.  The employee stock ownership plan must meet certain requirements of the Internal Revenue Code and the Employee Retirement Income Security Act of 1974.  The Bank intends to request a favorable determination letter from the Internal Revenue Service regarding the tax-qualified status of the employee stock ownership plan. The Bank expects to receive a favorable determination letter, but cannot guarantee that it will.  Under applicable accounting requirements, the Bank records a compensation expense for the employee stock ownership plan equal to the fair market value of the shares when committed for release to participants’ accounts.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning unexercised stock options, stock that has not vested and equity incentive plan awards for each of the Named Executive Officers as of December 31, 2006.

	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Un-Exercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Frederick L. Hickman	11,000	11.15	9/26/2016	1,500	17,400
Thomas J. Dziak	7,000	11.15	9/26/2016	1,250	14,500
Thomas A. Byrne	5,000	11.15	9/26/2016	1,250	14,500

__________________________

(1)

Stock options granted pursuant to the North Penn Bancorp, Inc. 2006 Omnibus Stock Option Plan vest 20% each year for five continuous years, commencing on September 26, 2007.

(2)

Stock awards granted pursuant to the North Penn Bancorp, Inc. 2006 Omnibus Stock Option Plan vest 20% each year for five continuous years, commencing on September 26, 2007.

(3)

Determined based on closing price of $11.60 per share as of December 29, 2006.

Other Information Relating to Directors and Executive Officers

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than 10% of the Company’s common stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission.  Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on the Company’s review of the copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in the Company’s common stock during the year ended December 31, 2006, except that Messrs. Hickman, Dziak and Byrne filed late Forms 4 with respect to stock option and restricted stock awards and Glenn J. Clark filed a late Form 3 with respect to his appointment as the Company’s principal financial and accounting officer.

Transactions with Related Parties

In the course of its business, the Bank may make loans to directors and executive officers.  At December 31, 2006 all outstanding loans or commitments to directors and executive officers, and members of their immediate families, were made in the ordinary course of the Bank's business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

SUBMISSION OF SHAREHOLDER PROPOSALS AND NOMINATIONS

Shareholder Nominations and Proposals for Inclusion in 2008 Proxy Statement.  Any shareholder desiring to present a nomination or proposal for inclusion in the Company’s proxy statement or form of proxy relating to the 2008 Annual Meeting of Shareholders must advise the Secretary of the Company at our offices at 216 Adams Avenue, Scranton, Pennsylvania 18503 of such intention in writing by December 11, 2007.  If next year’s annual meeting is held on a date more than 30 calendar days from May 24, 2008, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

Shareholder Nominations and Other Proposal.   The Company’s Articles of Incorporation provide that in order for a shareholder to make a nomination for the election of directors or a proposal for business to be brought at the annual meeting, a shareholder must deliver notice of such nomination or proposal to the Secretary not less than 60 days prior to the anniversary date of the immediately preceding annual meeting.  If the Company does not receive such notice by that date, the notice will be considered untimely.  Our proxy for the 2008 Annual Meeting of Shareholders will grant discretionary authority to the persons named therein to exercise their voting discretion with respect to any matter of which the Company does not receive timely notice.

SHAREHOLDER COMMUNICATIONS

The Company encourages shareholder communications to the Board of Directors and/or individual directors. Communications regarding financial or accounting policies may be made to the Chairman of the Audit Committee, Kevin M. Lamont, at (570) 344-6113. Other communications to the Board of Directors may be made to the Chairman of the Nominating and Corporate Governance Committee, James W. Reid, Esq., at (570) 344-6113. Communications to individual directors may be made to such director at (570) 344-6113.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Company common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally, by email or by telephone without receiving additional compensation.

The Company’s Annual Report to Shareholders has been mailed to persons who were shareholders as of the close of business on March 26, 2007. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB, WITHOUT EXHIBITS, FOR THE YEAR ENDED DECEMBER 31, 2006 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO PERSONS WHO WERE SHAREHOLDERS AS OF THE CLOSE OF BUSINESS ON MARCH 26, 2007 UPON WRITTEN REQUEST TO BRIDGET ORUE, NORTH PENN BANCORP, INC., 216 ADAMS AVENUE, SCRANTON, PENNSYLVANIA 18503-1692.

If you and others who share your address own shares in street name, your broker or other holder of record may be sending only one Annual Report and Proxy Statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate Annual Report or Proxy Statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our Annual Report and Proxy Statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS,

Frank H. Mechler
Secretary

Scranton, Pennsylvania

April 9, 2007

_

NORTH PENN BANCORP, INC.
☒ PLEASE MARK VOTES AS IN THIS EXAMPLE			For	With- hold	For All Except
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS		1. Election of directors	☐	☐	☐

The shareholder signing this proxy card appoints Thomas J. Dziak and Thomas A. Byrne, or either of them acting in the absence of the other, as proxyholders, each with the power to appoint his substitute, and authorizes them to represent and to vote, as designated below,  all of the shares of the common stock,  0.10 par value per share, of North Penn Bancorp, Inc. that the shareholder holds of record on March 26, 2007, at the Annual Meeting of Shareholders of North Penn Bancorp, Inc. to be held on May 24, 2007, and at any adjournment thereof.

NOMINEES:

Frederick L. Hickman, Kevin M. Lamont,
Otto P. Robinson, Esq. and Virginia D. McGregor

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE MATTERS HERON.			For	Against	Abstain
	.	2. Proposal to ratify the appointment of McGrail Merkel Quinn & Associates, as Independent Registered Accounting Firm for the Company for the fiscal year ending December 31, 2007.	☐	☐	☐

THIS PROXY, WHEN PROPERLY SIGNED BY YOU, WILL BE VOTED IN THE MANNER YOU DIRECT ON THIS CARD. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEES IN THE ELECTION OF DIRECTORS, FOR THE OTHER LISTED PROPOSAL, AND IN THE DISCRETION OF THE PROXYHOLDERS NAMED IN THIS PROXY UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT.

Ã Detach above card, sign, date and mail in postage paid envelope provided. Ã

NORTH PENN BANCORP, INC.

Please sign exactly as your name appears above and print the date on which you sign the proxy in the spaces provided above. If signed on behalf of a corporation, please sign in corporate name by an authorized officer. If signing as a representative, please give full title as such. For joint accounts, only one owner is required to sign.

PLEASE ACT PROMPTLY

SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

____________________________

____________________________

____________________________

North Penn Bancorp, Inc.

Dear ESOP Participant:

On behalf of the Board of Directors, I am forwarding to you the attached BLUE vote authorization form for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc., our ESOP Trustee, on the proposals presented at the Annual Meeting of Shareholders of North Penn Bancorp, Inc. (the "Company") on May 24, 2007. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Shareholders and a North Penn Bancorp, Inc. Annual Report to Shareholders.

As a participant in the North Penn Bank Employee Stock Ownership Plan (the "ESOP"), you are entitled to instruct the ESOP Trustee how to vote the shares of Company common stock allocated to your ESOP account as of March 26,2007,the record date for the Annual Meeting.

The Trustee will vote all allocated shares of Company common stock as directed by participants. The Trustee will vote unallocated shares of Common Stock held in the ESOP Trust and the shares for which timely instructions are not received in a manner calculated to most accurately reflect the instructions the ESOP Trustee receives from participants, subject to its fiduciary duties.

To direct the ESOP Trustee how to vote the shares of common stock allocated to your ESOP account, please complete and sign the enclosed BLUE vote authorization form and return it in the enclosed, postage-paid envelope no later than May 15, 2007. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or North Penn Bank.

Sincerely,

Frederick L. Hickman
President and Chief Executive Officer

NORTH PENN BANCORP, INC.
☒ PLEASE MARK VOTES AS IN THIS EXAMPLE			For	With- hold	For All Except
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	E S O P	1. Election of directors	☐	☐	☐

The shareholder signing this proxy card appoints Thomas J. Dziak and Thomas A. Byrne, or either of them acting in the absence of the other, as proxyholders, each with the power to appoint his substitute, and authorizes them to represent and to vote, as designated below,  all of the shares of the common stock,  0.10 par value per share, of North Penn Bancorp, Inc. that the shareholder holds of record on March 26, 2007, at the Annual Meeting of Shareholders of North Penn Bancorp, Inc. to be held on May 24, 2007, and at any adjournment thereof.

NOMINEES:

Frederick L. Hickman, Kevin M. Lamont,
Otto P. Robinson, Esq. and Virginia D. McGregor

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE MATTERS HERON.			For	Against	Abstain
	.	2. Proposal to ratify the appointment of McGrail Merkel Quinn & Associates, as Independent Registered Accounting Firm for the Company for the fiscal year ending December 31, 2007.	☐	☐	☐
The Trustee is hereby authorized to vote all shares of Company common stock credited to me in its trust capacity as indicated above.

Ã Detach above card, sign, date and mail in postage paid envelope provided. Ã

NORTH PENN BANCORP, INC.

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE
NO LATER THAN MAY15, 2007.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

____________________________

____________________________

____________________________

North Penn Bancorp, Inc.

Dear 40l(k) Plan Participant:

On behalf of the Board of Directors, I am forwarding to you the attached GREEN vote authorization form for the purpose of conveying your voting instructions to Pentegra Group, the Trustee for the North Penn Bancorp, Inc. Stock Fund (the "Employer Stock Fund") in the North Penn Bank Employee's Savings & Profit sharing Plan and Trust (the "40l(k) Plan"), on the proposals presented at the Annual Meeting of Shareholders of North Penn Bancorp, Inc. (the "Company") on May 24, 2007. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Shareholders and a North Penn Bancorp, Inc. Annual Report to Shareholders.

As a participant in the Employer Stock Fund, you are entitled to direct the Employer Stock Fund Trustee how to vote the shares of Company common stock credited to your account as of March 26, 2007, the record date for the Annual Meeting. To direct the Trustee how to vote the shares credited to your account, please complete and sign the enclosed GREEN vote authorization form and return it in the enclosed, postage-paid envelope no later than May 15, 2007. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or North Penn Bank.

Sincerely,

Frederick L. Hickman
President and Chief Executive Officer

NORTH PENN BANCORP, INC.
☒ PLEASE MARK VOTES AS IN THIS EXAMPLE			For	With- hold	For All Except
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	4 0 1 K	1. Election of directors	☐	☐	☐

The shareholder signing this proxy card appoints Thomas J. Dziak and Thomas A. Byrne, or either of them acting in the absence of the other, as proxyholders, each with the power to appoint his substitute, and authorizes them to represent and to vote, as designated below,  all of the shares of the common stock,  0.10 par value per share, of North Penn Bancorp, Inc. that the shareholder holds of record on March 26, 2007, at the Annual Meeting of Shareholders of North Penn Bancorp, Inc. to be held on May 24, 2007, and at any adjournment thereof.

NOMINEES:

Frederick L. Hickman, Kevin M. Lamont,
Otto P. Robinson, Esq. and Virginia D. McGregor

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE MATTERS HERON.			For	Against	Abstain
	.	2. Proposal to ratify the appointment of McGrail Merkel Quinn & Associates, as Independent Registered Accounting Firm for the Company for the fiscal year ending December 31, 2007.	☐	☐	☐
The Trustee is hereby authorized to vote all shares of Company common stock credited to me in its trust capacity as indicated above.

Ã Detach above card, sign, date and mail in postage paid envelope provided. Ã

NORTH PENN BANCORP, INC.

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE
NO LATER THAN MAY15, 2007.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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